UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       October 20, 2005
                                                --------------------------------



                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                   000-17962               43-1461763
  ------------------------------      ------------       -----------------------
 (State or other jurisdiction of      (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)         Identification No.)

                4551 W. 107th Street, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement  communications   pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement  communications   pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.           Regulation FD Disclosure

     On October 20, 2005, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's International to Broadcast Third Quarter 2005 Earnings Conference Call Over the Internet." The release contained the following information.


                                                           FOR IMMEDIATE RELEASE

Contact: Carol DiRaimo, Vice President of Investor Relations
         (913) 967-4109


            Applebee's International to Broadcast Third Quarter 2005
                   Earnings Conference Call Over the Internet

OVERLAND PARK, KAN., October 20, 2005 -- Applebee's International, Inc. (Nasdaq:APPB) will be releasing third quarter 2005 earnings after the market closes on Wednesday, October 26, 2005. Comparable sales for both the September and October fiscal periods will be included in the release. The company will host a conference call to review the results on Thursday morning, October 27, 2005, at 10:00 a.m. Central Time (11:00 a.m. Eastern Time), which will be broadcast live over the Internet.

To listen to the conference call, please go to the Investors section of the company's website (www.applebees.com) at least 15 minutes prior to the commencement of the call to register, download, and install any necessary audio software. A replay will be available shortly after the call.

Applebee's International, Inc., headquartered in Overland Park, Kan., develops, franchises and operates restaurants under the Applebee's Neighborhood Grill & Bar brand, the largest casual dining concept in the world. There are currently 1,767 Applebee's restaurants operating system-wide in 49 states and 14 international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).


                                      # # #






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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:    October 24, 2005                  By: /s/  Steven K. Lumpkin
         ---------------------                 ------------------------
                                               Steven K. Lumpkin
                                               Executive Vice President and
                                               Chief Financial Officer



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